SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF

                         THE SECURITIES ACT OF 1934


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Date of Report (Date of Earliest Event Reported):  May 30, 2000


                         NATIONAL BANKSHARES, INC.
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               (Exact name of Registrant as specified in its charter)


  Virginia                    0-15204                            54-1375874
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(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)              Identification No.)
incorporation )


          P.O. Box 90002
          Blacksburg, Virginia                                   24062-9002
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     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (540) 951-6300












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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On May 30, 2000, James G. Rakes, Chairman, President and Chief Executive Officer of the Registrant, entered into an agreement to engage the accounting firm of Yount, Hyde & Barbour, P.C. as the independent public accountant to audit the Registrant's financial statements for the fiscal year ending December 31, 2000. Mr. Rakes entered into the agreement with Yount, Hyde & Barbour, P.C., pursuant to authority granted to him in a motion passed by the Registrant's Board of Directors on May 10, 2000.
Yount, Hyde & Barbour, P.C. will replace the firm of KPMG LLP, the independent accountant engaged to audit the Registrant's financial statements as of December 31, 1999 and 1998, and for each of the years in the two year period ended December 31, 1999.

     In connection with the audit of the two fiscal years ending December 31, 1999 and in the subsequent interim period preceding the engagement of Yount, Hyde & Barbour, P.C., there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

     KPMG LLP did not resign or decline to stand for reelection. Upon selection of Yount, Hyde & Barbour, P.C., the Registrant dismissed KPMG LLP with respect to the audit of the Registrant's consolidated financial statements for periods beginning with the fiscal year ending December 31, 2000 and thereafter. KPMG LLP's report on the consolidated financial statements as of December 31, 1999 and 1998, and for each of the years in the two year period ended December 31, 1999, contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

     The Registrant will be requesting that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statement.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit 16.1  -  Letter from KPMG LLP. *


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*To be filed by amendment.










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                                 SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NATIONAL BANKSHARES, INC.



                                   By: /s/James G. Rakes
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                                        James G. Rakes
                                        Chairman
                                        President & CEO

June 2, 2000




































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